SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): April 13, 2000
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                              STARBASE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      0-25612                    33-0567363
        --------                      -------                    ----------
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


       4 Hutton Centre Drive, Suite 800, Santa Ana, California 92707-8713
       ------------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (714) 445-4400
                                                          --------------


                                 Not Applicable
                                 --------------
           Former name or former address, if changed since last report



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ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

                  On April 13, 2000, StarBase Corporation (the "Company") acquired all of the outstanding capital stock of ObjectShare, Inc., a Delaware corporation previously trading in the OTC Bulletin Board under the symbol "OBJS.BB" ("ObjectShare"). ObjectShare is a leading provider of object-oriented solutions for e-Business, offering consulting and training services worldwide for industry standards using Java and Smalltalk.

                  Pursuant to an Agreement and Plan of Merger dated  November 3,
1999  (the  "Merger  Agreement")  by and  among the  Company,  its  wholly-owned subsidiary OBJS Acquisition Corp. (the "Subsidiary"), and ObjectShare, ObjectShare was merged with and into the Subsidiary. Accordingly, ObjectShare became a wholly-owned subsidiary of StarBase and all of the outstanding shares of the capital stock of ObjectShare, totaling 12,472,530 at April 13, 2000, were exchanged into an aggregate of 1,211,983 shares of common stock of the Company (the "Merger").

                  The source of the consideration paid in the Merger was authorized but unissued shares of Common Stock of the Company. The amount of consideration paid by the Company in connection with the Merger was determined by arm's-length negotiations. The Company intends to account for the Merger as a "purchase."

                  Prior to completion of the Merger, the Company filed with the Securities and Exchange Commission a registration statement on Form S-4 (file no. 333-60230), registering under the Securities Act of 1933, as amended, all of the shares of the Company's Common Stock issued in connection with the Merger, including an additional 49,985 shares of the Company's Common Stock issued to four officers of ObjectShare in exchange for severance payments, in the form of shares of ObjectShare's common stock, paid as a result of the Merger. Such registration statement became effective as of March 6, 2000.

                  Simultaneous with the completion of the Merger, StarBase granted to each of the former President/Chief Executive Officer of ObjectShare and the former Chief Operating Officer of ObjectShare options to purchase up to 63,162 and 53,445 shares of the Company's Common Stock, respectively, at exercise prices per share of $10.93 and $5.0625, respectively. Such options were fully vested at the time of granting and issued in substitution for the option agreements previously granted by ObjectShare to such officers in connection with their employment in 1997.

                  In addition, the former Chief Operating Officer of ObjectShare, James H. Smith, entered into a Lock Up Letter dated as of November 3, 1999, pursuant to which he agreed not to sell for a period of six (6) months, commencing April 13, 2000, any of the shares of common stock of the Company held by him at the completion of the Merger.

                  The descriptions of the Merger Agreement and the other agreements discussed above are qualified in their entirety by reference to such agreements, which are attached as exhibits and/or incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.
                  ---------------------------------------------

                  Audited financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report was required to be filed.

         (b)      Pro Forma Financial Information and Exhibits.
                  --------------------------------------------

                  Pro Forma financial information relating to the acquisition will be filed by amendment within 60 days of the date this report was required to be filed.

         (c)      Exhibits

2.1 - Agreement and Plan of Merger dated as of November 7, 1999 by and among the Company, Subsidiary and ObjectShare. (Incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4 (file no. 333-60230)).

4.1 - Form of Stock Option Agreement dated as of April 13, 2000 between the Company and each of Eugene L.Goda and James H. Smith. (Incorporated by reference to Exhibit 10.6 to the Company's Registration Statement on Form S-4 (file no. 333-60230)).

4.2 - Lock Up Agreement dated as of April 13, 2000 from James H. Smith. (Incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-4 (file no. 333-60230)).


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 27, 2000
                                                     STARBASE CORPORATION


                                                     By: /s/Douglas S. Norman
                                                        ---------------------
                                                        Douglas S. Norman,
                                                        Chief Financial Officer

                                      -3-
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                                 EXHIBITS INDEX

No.               Description
---               -----------


2.1 Agreement and Plan of Merger dated as of November 7, 1999 by and among the Company, Subsidiary and ObjectShare. (Incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4 (file no. 333-60230)).

4.1 Form of Stock Option Agreement dated as of April 13, 2000 between the Company and each of Eugene L. Goda and James H. Smith. (Incorporated by reference to Exhibit 10.6 to the Company's Registration Statement on Form S-4 (file no. 333-60230)).

4.2               Lock Up  Agreement  dated as of April 13,  2000 from  James H.
                  Smith. (Incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-4 (file no. 333-60230)).